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                                                                      EXHIBIT 23


                    [GRIMSLEY, WHITE & COMPANY LETTERHEAD]



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As the independent certified public accountant of Rocky Ford Financial, Inc., we hereby consent to the use of our report, made part of the Form 10-KSB filing for the year ended September 30, 1999.


December 15, 1999


/s/ Grimsley, White & Company
-----------------------------
Grimsley, White & Company